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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 3, 1996, in the Registration Statement (Form S-1) and related Prospectus of Trident Rowan Group Inc. dated February 11, 1997

                                          /s/ Reconta Ernst & Young

Milan, Italy
February 10, 1997